Buffalo Early Stage Growth Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares or Face Amount			Fair Value*
		COMMON STOCKS - 91.51%
		Communication Services - 0.70%
		Entertainment - 0.22%
84,000		Motorsport Games, Inc. (a)	$285,600

		Interactive Media & Services - 0.48%
84,000		Genius Sports Ltd. - ADR (a)(b)	638,400
		Total Communication Services (Cost $2,746,777)	924,000

		Consumer Discretionary - 16.75%
		Auto Components - 0.24%
25,000		Holley, Inc. (a)	324,750

		Diversified Consumer Services - 0.91%
120,300		OneSpaWorld Holdings Ltd. - ADR (a)(b)	1,205,406

		Hotels, Restaurants & Leisure - 6.06%
187,800		Accel Entertainment, Inc. (a)	2,445,156
155,200		Del Taco Restaurants, Inc.	1,932,240
247,200		Playa Hotels & Resorts N.V. - ADR (a)(b)	1,972,656
101,600		Rush Street Interactive, Inc. (a)	1,676,400
			8,026,452
		Household Durables - 2.63%
13,900		LGI Homes, Inc. (a)	2,147,272
20,100		Lovesac Co/The (a)	1,331,826
			3,479,098
		Internet & Direct Marketing Retail - 4.37%
93,750		Lulu’s Fashion Lounge Holdings, Inc. (a)	959,062
36,900		Overstock.com, Inc. (a)	2,177,469
23,900		Shutterstock, Inc.	2,650,032
			5,786,563
		Leisure Products - 1.38%
26,600		Malibu Boats, Inc. - Class A (a)	1,828,218

		Specialty Retail - 1.16%
20,100		Sleep Number Corp. (a)	1,539,660
		Total Consumer Discretionary (Cost $16,183,817)	22,190,147

		Consumer Staples - 2.36%
		Food Products - 2.36%
130,000		Real Good Food Co Inc/The (a)	813,800
162,238		Stryve Foods, Inc. (a)	640,840
240,000		SunOpta, Inc. - ADR (a)(b)	1,668,000
		Total Consumer Staples (Cost $5,786,204)	3,122,640

		Financials - 8.96%
		Capital Markets - 4.13%
21,985		Hamilton Lane Inc. - Class A	2,278,086
89,900		MarketWise, Inc. (a)	677,846
111,600		Open Lending Corp. - Class A (a)	2,508,768
			5,464,700
		Diversified Financial Services - 2.62%
113,700		Compass Diversified Holdings	3,476,946

		Insurance - 2.21%
12,300		Kinsale Capital Group, Inc.	2,926,047
		Total Financials (Cost $5,332,610)	11,867,693

		Health Care - 14.07%
		Biotechnology - 0.72%
22,100		Castle Biosciences, Inc. (a)	947,427

		Health Care Equipment & Supplies - 5.63%
36,700		Establishment Labs Holdings, Inc. - ADR (a)(b)	2,480,553
133,000		Lucid Diagnostics, Inc. (a)	714,210
28,490		OrthoPediatrics Corp. (a)	1,705,411
33,610		Paragon 28, Inc. (a)	594,561
164,300		Sientra, Inc. (a)	602,981
14,875		STAAR Surgical Co. (a)	1,358,088
			7,455,804
		Health Care Providers & Services - 1.70%
85,000		AirSculpt Technologies, Inc. (a)	1,461,150
5,800		LHC Group, Inc. (a)	795,934
			2,257,084
		Health Care Technology - 4.24%
67,100		HealthStream, Inc. (a)	1,768,756
5,200		Inspire Medical Systems, Inc. (a)	1,196,312
14,700		Omnicell, Inc. (a)	2,652,468
			5,617,536
		Pharmaceuticals - 1.78%
690,000		Recro Pharma, Inc. (a)	1,179,900
129,251		Verrica Pharmaceuticals, Inc. (a)	1,183,939
			2,363,839
		Total Health Care (Cost $12,449,508)	18,641,690

		Industrials - 22.97%
		Aerospace & Defense - 2.51%
100,000		Cadre Holdings, Inc.	2,542,000
40,000		Kratos Defense & Security Solutions, Inc. (a)	776,000
			3,318,000
		Air Freight & Logistics - 1.75%
79,100		Air Transport Services Group, Inc. (a)	2,323,958

		Building Products - 4.36%
13,000		Advanced Drainage Systems, Inc.	1,769,690
29,400		Apogee Enterprises, Inc.	1,415,610
32,100		Patrick Industries, Inc.	2,590,149
			5,775,449
		Construction & Engineering - 3.96%
70,000		Bowman Consulting Group Ltd. (a)	1,487,150
27,200		NV5 Global, Inc. (a)	3,756,864
			5,244,014
		Machinery - 3.28%
60,400		Federal Signal Corporation	2,617,736
160,000		Hillman Solutions Corp. (a)	1,720,000
			4,337,736
		Professional Services - 3.74%
21,100		ICF International, Inc.	2,163,805
79,400		Willdan Group, Inc. (a)	2,794,880
			4,958,685
		Trading Companies & Distributors - 3.37%
30,600		Transcat, Inc. (a)	2,828,358
57,510		Univar Inc. (a)	1,630,409
			4,458,767
		Total Industrials (Cost $19,360,415)	30,416,609

		Information Technology - 23.55%
		Communications Equipment - 1.78%
29,500		Calix, Inc. (a)	2,359,115

		Electronic Equipment, Instruments & Components - 0.78%
42,800		nLight, Inc. (a)	1,025,060

		IT Services - 6.01%
36,000		BigCommerce Holdings, Inc. (a)	1,273,320
101,900		i3 Verticals, Inc. - Class A (a)	2,322,301
348,600		Paya Holdings, Inc. (a)	2,210,124
139,600		Verra Mobility Corp. (a)	2,154,028
			7,959,773
		Semiconductors & Semiconductor Equipment - 1.99%
35,000		MaxLinear, Inc. (a)	2,638,650

		Software - 12.99%
157,900		8x8, Inc. (a)	2,646,404
190,100		Absolute Software Corp. - ADR (b)	1,788,841
26,900		Cerence, Inc. (a)	2,061,616
53,500		CoreCard Corp. (a)	2,075,800
7,100		CyberArk Software Ltd. - ADR (a)(b)	1,230,288
27,005		Envestnet, Inc. (a)	2,142,577
40,500		Mimecast Ltd. - ADR (a)(b)	3,222,585
41,700		Varonis Systems, Inc. (a)	2,034,126
			17,202,237
		Total Information Technology (Cost $20,743,890)	31,184,835

		TOTAL COMMON STOCKS (Cost $85,303,221)	118,347,614

		PRIVATE PLACEMENTS - 2.15%
		Auto Components - 1.47%
150,000		Holley, Inc. (a)(d)	1,948,500
		Total Auto Components (Cost $1,500,000)	1,948,500

		Capital Markets - 0.68%
120,000		MarketWise, Inc. - Class A (a)(d)	904,800
		Total Capital Markets (Cost $1,200,000)	904,800

		TOTAL PRIVATE PLACEMENTS (Cost $2,700,000)	2,853,300

		REITS - 1.91%
		Real Estate - 1.91%
		Equity Real Estate Investment Trusts (REITs) - 1.91%
53,600		Community Healthcare Trust, Inc.	2,533,672
		Total Real Estate (Cost $1,437,562)	2,533,672

		TOTAL REITS (Cost $1,437,562)	2,533,672

		WARRANTS - 1.10%
		Internet & Direct Marketing Retail - 1.10%
1,200,000		1847 Goedeker, Inc. (a)(c)	1,452,000
		Total Internet & Direct Marketing Retail (Cost $577,170)	1,452,000

		TOTAL WARRANTS (Cost $577,170)	1,452,000

		SHORT TERM INVESTMENTS - 6.58%
		Investment Company - 6.58%
8,721,264		Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.010% (e)	8,721,264
		Total Investment Company	8,721,264

		TOTAL SHORT TERM INVESTMENTS (Cost $8,721,264)	8,721,264

		Total Investments (Cost ($96,039,218) - 101.10%	133,907,850
		Liabilities in Excess of Other Assets - (1.10)%	(1,459,636)
		TOTAL NET ASSETS - 100.00%	$132,448,214

		ADR — American Depositary Receipt
		PLC — Public Limited Company
	(a)	Non Income Producing.
	(b)	Foreign Issued Securities. The total value of these securities amounted to $14,206,729 (10.73% of net assets) at December 31, 2021.
	(c)	Illiquid Security. The total value of these securities amounted to $1,452,000 (1.10% of net assets) at December 31, 2021.
	(d)	Security is restricted from resale and considered illiquid.
	(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2021.
	*	See the accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2021, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instInvesting in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2021

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2021. These assets are measured on a recurring basis.

Buffalo Emerging Opportunities Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$118,347,614	-	-	$118,347,614
Private Placements	2,853,300	-	-	2,853,300
REITs	2,533,672	-	-	2,533,672
Warrants	1,452,000	-	-	1,452,000
Short Term Investments	8,721,264	-	-	8,721,264
Total*	$133,907,850	-	-	$133,907,850

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2021.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31, 2021. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2021.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.

WARRANTS
The Funds may invest a portion of their assets in warrants. A warrant gives the holder a right topurchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein). As of December 31, 2021, the Fund held warrants with a market value of $1,452,000, or 1.10% of Net Assets.